SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 24, 2003

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

1-6905
(Commission File Number)

56-0905940
(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)

(704) 372-5404
(Registrant's telephone number, including area code)

ITEM 7. EXHIBITS.

99.1            News Release disseminated on April 24, 2003 by Ruddick Corporation.

ITEM 9. REGULATION FD DISCLOSURE.

           The information furnished in this section is being furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition" and is furnished under this Item 9 in accordance with SEC Release No. 33-8216.

           On April 24, 2003 Ruddick Corporation announced its financial results for the quarter and six-month period ended March 30, 2003. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

           The information included in this Item 9., as well as Exhibit 99.1 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as otherwise expressly stated in such filing.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                              RUDDICK CORPORATION

                                                                              By: /s/ JOHN B. WOODLIEF
                                                                                        John B. Woodlief
                                                                                        Vice President - Finance and Chief
                                                                                         Financial Officer

  Dated: April 24, 2003